EXHIBIT 23.2

                          INDEPENDENT AUDITORS' CONSENT

We consent to the use in this Amendment No. 1 to Registration Statement No. 333-71535 of ASD Group, Inc. on Form SB-2 of our report dated October 5, 1998, appearing in the Prospectus, which is part of this Registration Statement. We also consent to the reference to us under the heading "Exports" in such Prospectus.

                                                     DELOITTE & TOUCHE LLP

Stamford, Connecticut
March 23, 1999